January 18, 2013

DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill Research Opportunities Fund

Diamond Hill Financial Long-Short Fund

Diamond Hill Strategic Income Fund

Supplement to Prospectus Dated February 29, 2012

Effective January 18, 2013, the Portfolio Management sections on Page 14 and Page 31 are revised as follows:

Austin Hawley and Rick Snowdon are added as Portfolio Managers to the Select Fund, replacing Assistance Portfolio Managers Charles Bath and Christopher Welch.

This Supplement and the Prospectus dated February 29, 2012 provide the information a prospective investor ought to know before investing and should be retained for future reference.